Aleris Restricted & Confidential Bank of America / Merrill Lynch 2017 Leveraged Finance Conference November 29, 2017

2 IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We are a direct wholly owned subsidiary of Aleris Corporation. Aleris Corporation currently conducts its business and operations through us and our consolidated subsidiaries. As used in this presentation, unless otherwise specified or the context otherwise requires, “Aleris,” “we,” “our,” “us,” “ and the “Company” refer to Aleris International, Inc. and its consolidated subsidiaries. Notwithstanding the foregoing, with respect to the historical financial information and other data presented in this presentation, unless otherwise specified or the context requires, “Aleris,” “we,” “our,” “us,” and the “Company’ refer to Aleris Corporation. We completed the sale of our recycling and specification alloys and extrusions businesses in the first quarter of 2015. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund capital expenditures. Forward- looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions or divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt obligations; (7) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (8) our ability to retain the services of certain members of our management; (9) the loss of order volumes from any of our largest customers; (10) our ability to fulfill our substantial capital investment requirements; (11) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (12) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (13) variability in general economic conditions on a global or regional basis; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed facilities; (18) our ability to access credit or capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under the Senior Notes; and (21) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP financial measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the 2015 ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditure and working capital needs. We calculate our non-GAAP financial measures by eliminating the impact of a number of items we do not consider indicative of our ongoing operating performance, and certain other items. You are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis. See “Appendix.” INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission. WEBSITE POSTING We use our investor website (investor.aleris.com) as a channel of distribution of Company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The content of our website is not, however, a part of this presentation. Forward-Looking and Other Information

3 Metal price pass through business model; limited commodity exposure Aleris Well-Positioned in Aluminum Value Chain Processor

Aleris Overview

Aleris

Overview

- Global leader in Aerospace and Automotive aluminum rolled products with a presence on three continents and leading North American Continuous Cast (Building & Construction ("B&C") and Truck Trailer) business
- Key investments driving strategic transformation complete
  - Duffel wide auto sheet ramp-up complete; process improvements driving throughput increase
  - Lewisport running CALP I and commissioning CALP II – commercial shipments commencing; planned outage tied to widening of hot mill, approximately $30M of EBITDA impact
  - Zhenjiang Aerospace presence established; mix and portfolio upgrade well underway
  - Nichols acquisition and integration resulted in industry-leading continuous cast capabilities and flexibility
- Significant, recent multi-year contract wins with global, blue-chip customers supports mix shift (Airbus, Bombardier)
- Robust research and development (R&D) platform and technology portfolio
- Approximately 5,400 employees and 13 manufacturing facilities in North America, Europe and Asia
- Financial performance gaining momentum

LTM 9/30/17 Revenues[1]


($M)
$112
4%
$1,251
45%
$1,447
51%
North America
Europe
Asia Pacific
Total: $2,810

LTM 9/30/17 Adjusted EBITDA[1]


($M)
$12
5%
$95
39%
$135
56%
North America
Europe
Asia Pacific
Total: $243[1]

[1]Revenue includes intra-entity revenue of $34 million and adjusted EBITDA excludes corporate expense of $37 million

4

5 Investment Highlights Support from healthy long-term industry fundamentals Key investments in place and largely complete Well-positioned for growth with transformation strategy Blue-chip customer base with contracts that underpin growth

Transformation Strategy – Migrating to the Highest Margin Products

Aleris

2010 to 2014[1]

% of Revenues



Aero + Auto
CC
Disc Ops
Others

Adjusted EBITDA $ per ton



$199
$400
$70
$130
North America
Europe
Disc Ops
Whole Co

- ✓ Formulated and began transformation strategy
- ✓ Insourced and re-focused R&D and technology efforts
- ✓ Launched Zhenjiang Aerospace focused greenfield investment
- ✓ Launched Duffel Wide Auto Body Sheet (WABS) and Lewisport investments

2016 to 2017

% of Revenues



Others
Aero + Auto
CC

Adjusted EBITDA $ per ton (LTM 3Q17)



$202
$429
$503
$256
North America
Europe
Asia Pacific
Whole Co

- ✓ Portfolio repositioning through M&A and investments
  - Nichols acquisition
  - Recycling divestiture
  - Extrusions divestiture
  - Continued Lewisport expansion
- ✓ Delivering results
- ✓ Rigorous focus on operational excellence

2020

% of Revenues



Others
Aero + Auto
CC

Adjusted EBITDA $ per ton



North America
Europe
Asia Pacific
Whole Co

- ✓ Leading global Aerospace and Automotive franchises
- ✓ Technology led focus, including leveraging Continuous Cast capabilities
- ✓ Capital investments, end-use demand drive substantial margin / mix improvement

High value-added products (Aerospace and Automotive) | Low-cost CC products (B&C and Truck Trailer) | Discontinued Ops | All Other

Strategic execution delivering on migrating Aleris to high value industry player

[1] Includes discontinued operations. EBITDA/ton based upon 2014 results; results not pro forma for Nichols acquisition

6

Aleris' Recent Investments Have Resulted in a Realignment of the Business' Commercial Strategy

Aleris

Aerospace

- Global platform – Germany / China
- Leading position in aerospace plate and sheet
- State-of-the-art rolling mill in Zhenjiang was 1st plate mill in China with Western OEM aerospace qualifications
- Long-term sector trends; 8-year backlog
- Significant customer momentum - heavily contractual business (multi-year fixed term contracts)



Voerde, Germany (Casthouse)
Koblenz, Germany
Zhenjiang, China

World-class aerospace plate facilities in Koblenz and China

Significant volume captured under new LTAs

Automotive

- Global Platform – Belgium / Germany / U.S.
- Leading position in EU ABS; U.S. poised to ramp up
- Strong shift by automotive OEMs to aluminum sheet
- Customer requirements becoming more precise (e.g. design, formability)
- Significant North America volume and margin secured through 2025



Duffel, Belgium
Detroit, MI (R&D)
Lewisport, KY

With the completion of Lewisport, Aleris offers a global supply of ABS with the potential for additional capacity in China

Significant volume under LTAs

Continuous Cast

- Leading network and cost position
- Leading positions in North America
  - B&C
  - Truck Trailer
- Advanced scrap processing capabilities
- Niche-focused light gauge business
- Leading coating capabilities



Lincolnshire, IL
Davenport, IA[1]
Uhrichsville, OH
Ashville, OH
Clayton, NJ
Buckhannon, WV
Richmond, VA

Largest, most flexible CC network serving North America

Long standing customer relationships and continued end use demand drives forecasted continuous cast shipments

[1] Two facilities located in Davenport, IA

7

Key Investments Driving Strategic Transformation

Aleris

STRATEGIC FOCUS	AEROSPACE	AUTOMOTIVE	AUTOMOTIVE	CONTINUOUS CAST
KEY INVESTMENTS	CHINA $350 million COMPLETED	DUFFEL WABS $85 million COMPLETED	LEWISPORT ABS $425 million NEARLY COMPLETE	NICHOLS ACQUISITION $110 million ACQUIRED
	▪ Capturing Aerospace growth and shift in demand to Asia ▪ Built to exacting, state-of-art standards ▪ Western OEM Aerospace qualifications in place ▪ Adjusted EBITDA ramping ▪ Adding 5-axis machining capability	▪ Technology leader in Europe with 15-year presence ▪ Widest ABS capabilities in Europe ▪ Working with long-standing global OEM customers ▪ “Overshoot” program driving further throughput	▪ Massive product mix upgrades ▪ Leveraging global leading ABS capabilities ▪ Significant customer commitments / contracts back investment ▪ Significant ABS readiness spend nearly complete ▪ Commercial shipments underway ▪ 220 kT CALP ABS installed capacity	▪ Complementary asset base; similar technologies ▪ Significant synergies captured and exceeding expectations ▪ Well-timed to benefit from continued housing strengths ▪ Leading cost position ▪ Significant value stream from scrap utilization ▪ Increased focus on product development

% CAPEX SPENT

LTM EBITDA AS % OF EXPECTED RUN-RATE



Recent investments target high growth, high margin and high cash flow end uses

8

9 Long-term relationships and contracts with global blue-chip customers Long-Term Relationships with Blue-Chip, Contracted Customer Base NORTH AMERICA EUROPE & APAC Selected Customers Regional Brazing Coil and Sheet Specialty Coil and Sheet Commercial Plate and Distribution B&C Truck Trailer Distribution and Consumer Global Automotive Aerospace

10 49 69 113 172 237 290 322 357 404 455 549 663 833 877 940 966 1,023 1,174 368 403 443 479 512 566 614 660 714 872 1,021 1,219 1,484 1,626 1,796 1,902 2,040 2,292 2016 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E Shortage of CALP ABS supply expected over the medium term ABS – Global Transformation Opportunity Projected CALP Supply and Demand in North America Global ABS Industry Demand (Metric tons in thousands) (Metric tons in thousands) Source: CRU, Ducker International / Aluminum Association, IHS Automotive, McKinsey, Company analysis and customer data 1Capacity includes Aleris investment in 2 CALP lines in North America Europe North America China Potential Capacity Tightness 403 543 671 788 836 890 890 890 890 1,174 20 6 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E Capacity Demand 95% 76% 95% 92% 87% 95% 101% 99% 89% % of Demand Satisfied 1

Lewisport Outage Update: Complex Outage Completed

Aleris



Scalper



Reversing Mill



First Wide Coil

- ✓ Widened the scalper
- ✓ Widened the hot mill
- ✓ Upgraded pre-heating equipment
- ✓ Upgraded hot mill controls
- ✓ ABS spec-ready
- ✓ Improved reliability and uptime

- Over 4,000 individual projects successfully completed during ~60-day outage
- Approximately $30M Adjusted EBITDA impact from Lewisport outage in 2017

11

North America ABS Project Update

Aleris

AUTOMOTIVE BODY SHEET (ABS) PROJECT CAPEX ($M)

2014	2015	2016	2017E	3Q17
$13	$153	$185	$72	$16


NOT ON MY WATCH

Wide Cold Mill



CALP I



CALP II

- First commercial ABS coil recently shipped, focused on additional customer qualifications and contracts
- **Wide Cold Mill:** Provisional acceptance complete
- **CALP I:** Provisional acceptance complete; moved into production mode
- **CALP II:** Commissioning well underway
- Three of four alloys approved by primary OEM; fourth currently in aging process

Automotive expansion on target to hit critical milestones

12

13 Approximately 50% of the 2017E – 2036E growth will be driven by Asia Pacific Aircraft Backlogs and Deliveries Driving Growth Aircraft Backlog1,2 (units) (units) Global Fleet Projections by Region3 OVER 34,000 NEW COMMERCIAL AIRCRAFT TO BE BUILT OVER THE NEXT 20 YEARS Aircraft Deliveries1 1Airbus and Boeing Equity Research Reports, 2017; Company Websites 2Backlog defined as Net Orders (Gross Orders – Conversions/Cancellations) – Deliveries 3Airbus Global Market Forecast 2017-2036 3,887 12,150 12,582 12,528 12,350 2005 2014 2015 2016 Sep-17 Boeing Airbus 894 858 979 972 1,011 1,189 1,274 1,352 1,397 1,436 1,569 1,693 1,860 1,901 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E2018E2019E2020E Boeing Airbus 17E-20E CAGR: 7% 6,456 17,749 4,697 7,997 5,216 7,286 1,249 3,322 1,411 2,882 831 1,702 640 1,592 20,500 42,530 2017E 2036E Africa CIS Latin America Middle East North America Europe Asia-Pacific 4% CAGR 5% CAGR

14 5,609 8,281 - 2,000 4,000 6,000 8,000 10,000 2010 2011 2012 2013 2014 2015 2016 Housing Starts Household Formation Demographics support continued housing growth Healthy B&C Fundamentals Source: Zelman Associates Macro Housing Forecasts (July 2017), Moody’s Analytic Forecast 1Cumulative 2010-2016 data; updated annually (last update 1/9/2017) 2Weighted index of data from the Zelman Building Products Survey, shifts in business days, Home Depot and Lowe’s Results, Hardware Co-Ops, BEA Structural Home Improvements and Home Improvement Research Institute U.S. Total Housing Starts U.S. Total Single-Family Housing Starts Cumulative Household Formation vs. Housing Starts1 (thousands) (thousands) (thousands) 375 462 462 529 578 635 710 780 160 155 187 185 203 215 235 250 535 617 649 714 781 850 945 1,030 2012A 2013A 2014A 2015A 2016A 2017E 2018E 2019E Production Single-Family Starts Contractor/Owner Built Starts U.S. Home Improvement Index2 4.4% 6.2% 5.9% 6.0% 5.8% 5.3% 4.9% 4.7% 2012A 2013A 2014A 2015A 2016A 2017E 2018E 2019E 780 924 1,004 1,112 1,173 1,250 1,320 1,360 2 12A 2013A 2014A 2015A 2016A 2017E 2018E 2019E Household formation has outgrown the new housing starts over the past 6 years, which has created a shortage in supply

15 Strong Metal Practices Helping Maintain Spreads $0.95 $0.16 $0.24 $0.26 $1.10 $0.85 $0.14 $0.22 $1.00 $0.90 $0.70 $0.20 $0.18 $0.80 $0.75 $1.05 $0.36 $0.34 $0.30 $0.32 $0.28 Dec 2016 Sep 2017 Jun 2017 Mar 2016 Dec 2015 Sep 2016 Jun 2016 Mar 2017 Sep 2015 Jun 2015 Dec 2014 Mar 2015 P1020 (left axis) Weighted Painted Siding, Mixed Low Copper, Sheet Spread North America Scrap Spreads1  Higher P1020 driving better spreads in 2017  Productivity / best practice integration yielding better margins  Disciplined approach around go-long 1Platts, Aleris Management Analysis, October 2017

16 FX and short-term volume headwinds creating temporary challenges 2017 YTD EBITDA Performance 3Q17 YTD vs. 3Q16 YTD Adj. EBITDA Bridge ($M) $162 $164 $11 $12 200 80 120 160 Metal Spreads Volume/Mix Price 3Q16 YTD ($2) Base Inflation Productivity Currency/ Translation/ Other 3Q17 YTD ($7) Commodity Inflation ($17) $0 $5 2016 2017 2016 2017 Shipments (kT) 426 418 214 199 Adj. EBITDA ($M) $109 $118 $53 $46 Adj. EBITDA/Ton $256 $282 $249 $229 1H 3Q

17 Transformation Driving Improving Performance LTM Adjusted EBITDA1,3,4 Volume1,2,3,4 (Metric tons in thousands) ($M) 452 372 482 493 486 471 396 299 301 314 327 316 23 2015 829 25 822 22 806 LTM 3Q17 2016 2014 2013 794 673 13 848 5 2007 North America2 Europe Asia Pacific 1Excludes discontinued operations 2Segment volumes include intercompany shipments 3Not pro forma for Nichols volumes in 2007, 2013 and 2014 42014 results not pro forma for Nichols acquisition $206 $145 3Q17 1Q17 +43% 4Q16 2Q17 1Q15 2Q16 4Q15 1Q16 3Q16 3Q15 2Q15 3Q14 4Q14

18 Investments for growth mostly in place, expect to return to positive free cash flow in 2018 CapEx1 Investments Ramping Down $82 $96 $88 $74 $201 $276 $157 $14 $107 2017E $1251 2018E 2015 $10 2013 $7 $358 2016 $121 $230 - $2402 $65 - $75 $8 $298 $188 2014 $11 Other Growth North America ABS Project & Other Upgrades Maintenance ($M) 1Excludes discontinued operations CapEx of $50M, $43M, $15M in 2013-2015 2Guidance does not include capitalized interest

19 Capital Structure and Liquidity 9/30/2017 Cash and Restricted Cash1 $76 ABL 245 7.875% Senior Notes due 20202 440 9.500% Senior Notes due 20213 800 Zhenjiang Term Loan due 2024 167 Zhenjiang Revolver due 2021 7 Other 10 Net Debt4 $1,593 LTM 9/30/17 Adjusted EBITDA $206 Net Debt / Adj. EBITDA 7.7x Net Recourse Debt5 / Adj. EBITDA 6.9x 1Includes $4 million of restricted cash for payoff of China Loan Facility 2Amounts exclude discount and deferred issuance costs 3Amounts exclude net premiums and deferred issuance costs 4Excludes $45 million of exchangeable notes 5Excludes China Loan Facilities 6Includes $60M cash payment and $20M letter of credit relief Pro Forma Liquidity Summary – 9/30/2017 Capital Structure Highlights Debt Maturity Profile – 9/30/2017 Capital Structure  No material near term amortization requirements  No restrictive cash dominion covenants unless liquidity drops substantially Amount Cash and Restricted Cash1 $76 Availability under ABL Facility 206 Primary OEM Capacity Reservation Fees6 80 Pro Forma Liquidity $361 ($M) ($M) $800 $440 $245 $5 $7 $18 $27 $36 $36 $38 $7 Q4 2017 2018E 2019E 2020E 2021E 2022E 2023E 2024E 9.500% Senior Notes 7.875% Senior Notes ABL Zhenjiang Term Loan Zhenjiang Revolver

Aleris Restricted & Confidential Appendix

21 Historical Financial Performance Shipments and Revenues1,* Adjusted EBITDA* Adjusted EBITDA – Capex2,* Commercial Margin* *2013 and 2014 results not pro forma for Nichols acquisition 1Excludes slab and billet sales from Voerde and Koblenz cast houses of 14 kT in 2013 2Excludes discontinued operations CapEx of $50M, $43M, $15M in 2013-2015 ($M) ($M) (metric tons in thousands; $B) ($M) $2.5 $2.9 $2.9 $2.7 Revenues: $233 $222 $271 $247 per ton1: % of Revs % of CM 7% 16% 6% 15% 8% 18% 8% 17% Capex Maintenance Growth Total $82 106 $188 $96 25 $121 $88 210 $298 $74 284 $358 $2.8 806829822794 673 2016 2015 2014 2013 LTM 9/30/17 Shipments: $1,192 $1,193 $1,204 $1,167 $1,052 LTM 9/30/17 2016 2013 2014 2015 $256 $206 $205 $223 $176 $157 2014 2013 2015 LTM 9/30/17 2016 7% 17% $(75) $(153) $55 $(31) $144 $131 $135 $80 $75 2014 2015 2013 2016 LTM 9/30/17 $(31) EBITDA - Maintenance Capex EBITDA - Total Capex $62 175 $237

22 Robust risk management discipline minimizes commodity price exposure Limited Commodity Exposure  Pass through pricing and tolling  Minimize inventory levels  Sell 100% of open inventory forward  LME and regional premium volatility (inventory exposure) Risk Impact Mitigation Strategy  Lowers margin volatility  Minimizes earnings impact  Risk limited to turn of inventory (“metal lag”)  Match sales with physical purchases or LME forwards  Attempt to minimize LT fixed price sales  Forward price sales  Locks in rolling margin  Reduces multiyear dated derivatives Adjusted EBITDA vs. Metal price lag Adj. EBITDA including metal lag $40 $48 $61 $52 $47 $54 $62 $45 (–) Income / (expense) from metal price lag 1 4 (3) (1) 4 2 (5) (1) Adj. EBITDA as reported $39 $45 $65 $53 $43 $52 $66 $46 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 Metal price lag impact on gross profit $0 $11 $6 $8 $8 $22 $8 ($5) (+) Realized (losses) / gains on metal derivatives 1 (7) (9) (9) (5) (19) (12) 4 Favorable / (unfavorable) metal price lag net of realized derivative gains / losses $1 $4 ($3) ($1) $4 $2 ($5) ($1)

23 LTM Adjusted EBITDA Reconciliation ($M) 2015 2016 2017 2015 2016 2017 2014 2015 2016 2017 2013 2014 2015 2016 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Adjusted EBITDA of continuing operations 188.1$ 212.3$ 212.4$ 208.9$ 216.5$ 214.2$ Adjusted EBITDA of continuing operations 144.7$ 222.0$ 201.6$ 206.4$ 156.9$ 176.5$ 222.8$ 205.1$ 203.8$ 196.7$ 180.1$ 156.9$ 152.0$ 133.5$ 144.7$ 176.5$ 188.1$ 208.9$ 222.0$ 222.8$ 212.3$ 216.5$ 201.6$ 205.1$ 212.4$ 214.2$ 206.4$ Unrealized (losses) gains on derivative financial instruments of continuing operations (4.5) (1.3) 1.9 10.8 (10.9) 21.4 Unrealized (losses) gains on derivative financial instruments of continuing operations 7.2 (24.2) 19.2 (6.2) 2.2 5.4 (30.1) 19.0 11.4 11.6 10.9 2.2 (17.8) (10.4) 7.2 5.4 (4.5) 10.8 (24.2) (30.1) (1.3) (10.9) 19.2 19.0 1.9 21.4 (6.2) Impact of recording inventory at fair value through purchase accounting (8.0) - - (5.0) - - Impact of recording inventory at fair value through purchase accounting (5.5) (2.5) - - - (8.1) - - - - - - - (3.0) (5.5) (8.1) (8.0) (5.0) (2.5) - - - - - - - - Restructuring charges (5.3) (8.3) (1.0) (9.7) (4.0) (1.2) Restructuring charges (1.2) (10.1) (3.3) (1.8) (5.0) (2.8) (10.3) (1.5) (5.9) (12.8) (12.8) (5.0) (7.8) (1.2) (1.2) (2.8) (5.3) (9.7) (10.1) (10.3) (8.3) (4.0) (3.3) (1.5) (1.0) (1.2) (1.8) Unallocated currency exchange (losses) gains on debt 21.8 (8.7) (0.7) 19.7 (7.4) (1.4) Unallocated currency exchange (losses) gains on debt 6.0 7.8 (3.0) (2.8) (2.1) 12.0 1.0 (0.6) (1.2) 2.2 0.4 (2.1) (1.9) (2.3) 6.0 12.0 21.8 19.7 7.8 1.0 (8.7) (7.4) (3.0) (0.6) (0.7) (1.4) (2.8) Stock-based compensation expense (12.4) (3.8) (5.9) (11.0) (2.9) (4.6) Stock-based compensation expense (14.1) (6.7) (6.2) (3.2) (14.3) (13.8) (4.8) (7.0) (11.6) (11.5) (14.5) (14.3) (15.8) (17.1) (14.1) (13.8) (12.4) (11.0) (6.7) (4.8) (3.8) (2.9) (6.2) (7.0) (5.9) (4.6) (3.2) Start-up costs (19.6) (23.5) (54.1) (16.5) (29.6) (59.5) Start-up costs (23.8) (19.8) (36.9) (68.2) (35.6) (24.5) (21.1) (46.0) (37.2) (43.0) (41.7) (35.6) (32.9) (28.0) (23.8) (24.5) (19.6) (16.5) (19.8) (21.1) (23.5) (29.6) (36.9) (46.0) (54.1) (59.5) (68.2) Favorable (unfavorable) metal price lag 27.7 (20.4) 1.6 (5.4) (1.8) - Favorable (unfavorable) metal price lag 30.4 (11.0) 0.7 0.2 22.3 33.7 (18.6) 3.2 15.7 18.9 20.8 22.3 28.9 33.6 30.4 33.7 27.7 (5.4) (11.0) (18.6) (20.4) (1.8) 0.7 3.2 1.6 - 0.2 Loss on extinguisment of debt - - (12.6) - (12.6) - Loss on extinguisment of debt - - (12.6) - - - - (12.6) - - - - - - - - - - - - - (12.6) (12.6) (12.6) (12.6) - - Other (28.7) (11.7) (5.0) (29.6) (2.5) (8.8) Other (14.4) (29.8) (3.3) (6.6) (6.6) (24.4) (16.1) (4.5) (2.2) (4.4) (5.0) (6.6) (9.8) (13.2) (14.4) (24.4) (28.7) (29.6) (29.8) (16.1) (11.7) (2.5) (3.3) (4.5) (5.0) (8.8) (6.6) EBITDA 159.1 134.6 136.6 162.2 144.8 160.1 EBITDA 129.3 125.7 156.2 117.8 117.8 154.0 122.8 155.1 172.8 157.7 138.2 117.8 94.9 91.9 129.3 154.0 159.1 162.2 125.7 122.8 134.6 144.8 156.2 155.1 136.6 160.1 117.8 Interest expense, net (107.9) (85.6) (91.5) (105.5) (82.2) (101.7) Interest expense, net (106.4) (101.8) (77.8) (114.5) (97.4) (107.4) (94.1) (82.5) (50.1) (74.6) (90.1) (97.4) (102.7) (105.1) (106.4) (107.4) (107.9) (105.5) (101.8) (94.1) (85.6) (82.2) (77.8) (82.5) (91.5) (101.7) (114.5) Benefit from income taxes 132.2 11.8 (41.9) 145.2 (10.3) (45.3) Benefit from income taxes 12.8 142.9 (23.6) (34.6) 3.1 129.5 22.7 (40.0) (11.9) (14.3) (9.3) 3.1 6.7 8.8 12.8 129.5 132.2 145.2 142.9 22.7 11.8 (10.3) (23.6) (40.0) (41.9) (45.3) (34.6) Depreciation and amortization from continuing operations (134.7) (113.6) (104.3) (134.2) (111.3) (103.7) Depreciation and amortization from continuing operations (115.4) (128.3) (109.8) (108.0) (98.7) (123.2) (123.8) (104.9) (52.0) (79.8) (89.4) (98.7) (104.6) (106.0) (115.4) (123.2) (134.7) (134.2) (128.3) (123.8) (113.6) (111.3) (109.8) (104.9) (104.3) (103.7) (108.0) Income from discontinued operations, net of tax 161.3 (10.1) (3.3) 141.2 1.7 (3.3) Income from discontinued operations, net of tax 42.0 118.6 1.5 1.3 38.1 34.2 121.1 (3.3) 26.7 36.1 35.6 38.1 40.1 39.0 42.0 34.2 161.3 141.2 118.6 121.1 (10.1) 1.7 1.5 (3.3) (3.3) (3.3) 1.3 Net (loss) income attributable to Aleris Corporation 210.0 (62.9) (104.4) 208.9 (57.3) (93.9) Net (loss) income attributable to Aleris Corporation (37.7) 157.1 (53.5) (138.0) (37.1) 87.1 48.7 (75.6) 85.5 25.1 (15.0) (37.1) (65.6) (71.4) (37.7) 87.1 210.0 208.9 157.1 48.7 (62.9) (57.3) (53.5) (75.6) (104.4) (93.9) (138.0) Net income (loss) from discontinued operations attributable to noncontrolling interest 0.8 - - 0.4 - - Net income (loss) from discontinued operations attributable to noncontrolling interest 1.1 0.2 - - 1.0 0.9 0.1 - 0.5 0.7 1.2 1.0 0.9 1.1 1.1 0.9 0.8 0.4 0.2 0.1 - - - - - - - Net (loss) income 210.8$ (62.9)$ (104.4)$ 209.3$ (57.3)$ (93.9)$ Net (loss) income (36.6)$ 157.3$ (53.5)$ (138.0)$ (36.1)$ 88.0$ 48.8$ (75.6)$ 86.0$ 25.8$ (13.8)$ (36.1)$ (64.7)$ (70.3)$ (36.6)$ 88.0$ 210.8$ 209.3$ 157.3$ 48.8$ (62.9)$ (57.3)$ (53.5)$ (75.6)$ (104.4)$ (93.9)$ (138.0)$ TRUE TRUE TRUE TRUE TRUE TRUE TRUE TRUE TRUE TRUE TRUE TRUE TRUE TRUE For the last twelve months ended March 31, For the last twelve months ended June 30, For the last twelve months ended September 30, For the last twelve months ended December 31, LTM ending LTM ending LTM ending LTM ending LTM ending 2015 2016 2017 2015 2016 2017 2014 2015 2016 2017 2013 2014 2015 2016 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Adjusted EBITDA of continuing operations 188.1$ 212.3$ 212.4$ 208.9$ 216.5$ 214.2$ Adjusted EBITDA of continuing operations 144.7$ 222.0$ 201.6$ 206.4$ 156.9$ 176.5$ 222.8$ 205.1$ 203.8$ 196.7$ 180.1$ 156.9$ 152.0$ 133.5$ 144.7$ 176.5$ 188.1$ 208.9$ 222.0$ 222.8$ 212.3$ 216.5$ 201.6$ 205.1$ 212.4$ 214.2$ 206.4$ Unrealized (losses) gains on derivative financial instruments of continuing operations (4.5) (1.3) 1.9 10.8 (10.9) 21.4 Unrealized (losses) gains on derivative financial instruments of continuing operations 7.2 (24.2) 19.2 (6.2) 2.2 5.4 (30.1) 19.0 11.4 11.6 10.9 2.2 (17.8) (10.4) 7.2 5.4 (4.5) 10.8 (24.2) (30.1) (1.3) (10.9) 19.2 19.0 1.9 21.4 (6.2) Impact of recording inventory at fair value through purchase accounting (8.0) - - (5.0) - - Impact of recording inventory at fair value through purchase accounting (5.5) (2.5) - - - (8.1) - - - - - - - (3.0) (5.5) (8.1) (8.0) (5.0) (2.5) - - - - - - - - Restructuring charges (5.3) (8.3) (1.0) (9.7) (4.0) (1.2) Restructuring charges (1.2) (10.1) (3.3) (1.8) (5.0) (2.8) (10.3) (1.5) (5.9) (12.8) (12.8) (5.0) (7.8) (1.2) (1.2) (2.8) (5.3) (9.7) (10.1) (10.3) (8.3) (4.0) (3.3) (1.5) (1.0) (1.2) (1.8) Unallocated currency exchange (losses) gains on debt 21.8 (8.7) (0.7) 19.7 (7.4) (1.4) Unallocated currency exchange (losses) gains on debt 6.0 7.8 (3.0) (2.8) (2.1) 12.0 1.0 (0.6) (1.2) 2.2 0.4 (2.1) (1.9) (2.3) 6.0 12.0 21.8 19.7 7.8 1.0 (8.7) (7.4) (3.0) (0.6) (0.7) (1.4) (2.8) Stock-based compensation expense (12.4) (3.8) (5.9) (11.0) (2.9) (4.6) Stock-based compensation expense (14.1) (6.7) (6.2) (3.2) (14.3) (13.8) (4.8) (7.0) (11.6) (11.5) (14.5) (14.3) (15.8) (17.1) (14.1) (13.8) (12.4) (11.0) (6.7) (4.8) (3.8) (2.9) (6.2) (7.0) (5.9) (4.6) (3.2) Start-up costs (19.6) (23.5) (54.1) (16.5) (29.6) (59.5) Start-up costs (23.8) (1 .8) (36.9) (68.2) (35.6) (24.5) (21.1) (46.0) (37.) (43.0) (41.7) (35.6) (32.9) (28.0) (23.8) (24.5) (19.6) (16.5) (19.8) (21.1) (23.5) (29.6) (36.9) (46.0) (54.1) (59.5) (68.2) Favorable (unfavorable) metal price lag 27.7 (20.4) 1.6 (5.4) (1.8) - Favorable (unfavorable) metal price lag 30.4 (11.0) 0.7 0.2 22.3 33.7 (18.6) 3.2 15.7 18.9 20.8 22.3 28.9 33.6 30.4 33.7 27.7 (5.4) (11.0) (18.6) (20.4) (1.8) 0.7 3.2 1.6 - 0.2 Loss on extinguisment of debt - - (12.6) - (12.6) - Loss on extinguisment of debt - - (12.6) - - - - (12.6) - - - - - - - - - - - - - (12.6) (12.6) (12.6) (12.6) - - Other (28.7) (11.7) (5.0) (29.6) (2.5) (8.8) Other (14.4) (29.8) (3.3) (6.6) (6.6) (24.4) (16.1) (4.5) (2.2) (4.4) (5.0) (6.6) (9.8) (13.2) (14.4) 24.4) (28.7) (29.6) (29.8) (16.1) (11.7) (2.5) (3.3) (4.5) (5.0) (8.8) (6.6) EBITDA 159.1 134.6 136.6 162.2 144.8 160.1 EBITDA 129.3 125.7 156.2 117.8 117.8 154.0 122.8 155.1 172.8 157.7 138.2 117.8 94.9 91.9 29.3 154.0 159.1 162.2 125.7 122.8 134.6 144.8 156.2 155.1 136.6 160.1 117.8 Int rest expense, net (107.9) (85.6) (91.5) (105.5) (82.2) (101.7) Interest expense, net (106.4) (101.8) (77.8) (114.5) (97.4) (107.4) (94.1) (82.5) (50.1) (74.6) (90.1) (97.4) (102.7) 105.1) 10 .4) (107.4) (107.9) (105.5) (101.8) (94.1) (85.6) (82.2) (77.8) (82.5) (91.5) (101.7) (114.5) Benefit from income taxes 132.2 11.8 (41.9) 145.2 (10.3) (45.3) Benefit from income taxes 12.8 142.9 (23.6) (34.6) 3.1 129.5 22.7 (40.0) (11.9) (14.3) (9.3) 3.1 6.7 8.8 12.8 129.5 132.2 145.2 142.9 22.7 11.8 (10.3) (23.6) (40.0) (41.9) (45.3) (34.6) Dep eciation and amortization from ontinuing operations (134.7) (113.6) (104.3) (134.2) (111.3) (103.7) Depreciation and amortization from continuing operations (115.4) (128.3) (109.8) (108.0) (98.7) (123.2) (123.8) (104.9) (52.0) (79.8) (89.4) (98.7) (104.6) ( 0 .0) (115.4) (123.2) (134.7) (134.2) (128.3) (123.8) (113.6) (111.3) (109.8) (104.9) (104.3) (103.7) (108.0) Income from disconti ued operations, net of tax 161.3 (10.1) (3.3) 141.2 1.7 (3.3) Income from discontinued operations, net of tax 42.0 118.6 1.5 1.3 38.1 34.2 121.1 (3.3) 26.7 36.1 35.6 38.1 40.1 39.0 42.0 34.2 161.3 141.2 118.6 121.1 (10.1) 1.7 1.5 (3.3) (3.3) (3.3) 1.3 Net (loss) income attributable to Aleris Corporation 210.0 (62.9) (104.4) 208.9 (57.3) (93.9) Net (loss) income attributable to Aleris Corporation (37.7) 157.1 (53.5) (138.0) (37.1) 87.1 48.7 (75.6) 85.5 25. (15.0) (37.1) 65.6) (71.4) (37.7) 87.1 210.0 208.9 157.1 48.7 (62.9) (57.3) (53.5) (75.6) (104.4) (93.9) (138.0) Net income (loss) from discontinued operations attributable to noncontrolling interest 0.8 - - 0.4 - - Net income (loss) from discontinued operations attributable to noncontrolling interest 1.1 0.2 - - 1.0 0.9 0.1 - 0.5 0.7 1.2 1.0 0.9 1.1 .1 0.9 0.8 0.4 0.2 0.1 - - - - - - - N t (loss) incom 210.8$ (62.9)$ (104.4)$ 209.3$ (57.3)$ (93.9)$ Net (loss) income (36.6)$ 157.3$ (53.5)$ (138.0)$ (36.1)$ 88.0$ 48.8$ (75.6)$ 86.0$ 25.$ (13.8)$ (36.1)$ (64.7)$ (70.3)$ (36.6)$ 88.0$ 210.8$ 209.3$ 157.3$ 48.8$ (62.9)$ (57.3)$ (53.5)$ (75.6)$ (104.4)$ (93.9)$ (138.0)$ TRUE TRUE TRUE TRUE TRUE TRUE TRUE TRUE TRUE TRUE TRUE TRUE TRUE TRUE For the last twelve months ended March 31, For the last twelve months ended June 30, For the last twelve months ended September 30, For the last twelve months ended December 31, LTM ending LTM ending LTM ending LTM ending LTM ending

24 LTM Adjusted EBITDA Reconciliation by Segment ($M) 2014 2017 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 North America Segment Income 94.6$ 91.5$ 114.9$ 112.8$ 104.0$ 81.8$ 85.3$ 75.0$ 79.9$ 94.6$ 99.7$ 101.9$ 111.9$ 107.9$ 100.1$ 103.1$ 84.8$ 86.1$ Impact of recording inventory at fair value through purchase accounting 8.1 - - - - - - 3.0 5.5 8.1 8.0 5.0 2.5 - - - - - (Favorable) unfavorable metal price lag (6.8) 3.8 (5.5) (6.1) (6.7) (5.6) (9.3) (10.1) (6.8) (6.8) (6.3) 6.1 1.8 1.1 1.0 (7.9) (5.6) (4.7) Segment Adjusted EBITDA 96.0$ 95.3$ 109.5$ 106.8$ 97.5$ 76.2$ 76.1$ 68.0$ 78.6$ 96.0$ 101.4$ 113.0$ 116.2$ 109.1$ 101.0$ 95.1$ 79.1$ 81.4$ Europe Segment Income 147.6$ 137.3$ 142.1$ 138.8$ 133.3$ 132.1$ 131.7$ 126.7$ 127.7$ 147.6$ 150.9$ 139.5$ 136.5$ 131.8$ 123.3$ 140.5$ 146.1$ 149.4$ Impact of recording inventory at fair value through purchase accounting - - (0.6) (0.4) (0.2) (0.1) - - - - - - - - - - - - (Favorable) unfavorable metal price lag (26.9) (1.7) (10.2) (12.9) (14.3) (16.6) (19.8) (23.6) (23.6) (26.9) (21.4) (0.7) 9.2 17.4 19.5 9.8 5.0 1.9 Segment Adjusted EBITDA 120.7$ 135.6$ 131.1$ 125.3$ 118.6$ 115.3$ 111.9$ 103.2$ 104.3$ 120.7$ 129.6$ 138.9$ 145.7$ 149.3$ 142.8$ 150.3$ 151.0$ 151.3$ Asia Pacific Segment (Loss) Income -$ 14.6$ (0.3)$ (0.3)$ (0.3)$ (0.2)$ -$ -$ -$ -$ (1.9)$ (1.8)$ (1.2)$ -$ 2.9$ 5.3$ 7.5$ 10.8$ (Favorable) unfavorable metal price lag - (2.2) - - - - - - - - - - - - - - - (0.4) Segment Adjusted EBITDA -$ 12.4$ (0.3)$ (0.3)$ (0.3)$ (0.2)$ -$ -$ -$ -$ (1.9)$ (1.8)$ (1.2)$ -$ 2.9$ 5.3$ 7.5$ 10.4$ For the last twelve months ended September 30, For the last twelve months ended December 31,

25 LTM Commercial Margin Reconciliation ($M) For the last twelve months ended September 30, 2013 2014 2015 2016 2017 1Q17 2Q17 3Q17 4Q17 Q1 Q2 Q3 Q4 Aleris Corp Revenues 2,520.8$ 2,882.4$ 2,917.8$ 2,663.9$ 2,776.3$ Revenues 2,675.6$ 2,746.9$ 2,776.3$ 674.2$ 776.2$ 712.8$ Hedged cost of metal (1,446.4) (1,682.1) (1,732.1) (1,467.6) (1,584.4) Hedged cost of Metal (1,480.4) (1,541.3) (1,584.4) (378.1) (455.4) (425.2) Unfavorable (favorable) metal price lag (22.3) (33.7) 18.6 (3.2) (0.2) Unfavorable (favorable) metal price lag (1.6) - (0.2) (2.1) 4.7 1.0 Commercial Margin 1,052.1$ 1,166.6$ 1,204.3$ 1,193.1$ 1,191.7$ Commercial Margin 1,193.6$ 1,205.6$ 1,191.7$ 294.0$ 325.5$ 288.6$ 2017LTM ending For the last twelve months ended December 31,

26 2014 Discontinued Operations EBITDA Reconciliations ($M) Total Aleris Cont. Ops. Disc. Ops. Adjusted EBITDA 265.5$ 176.5$ 89.0$ Unrealized (losses) gains on derivative financial instruments of continuing operations 6.5 5.4 1.1 Impact of recording inventory at fair value through purchase accounting (8.1) (8.1) - Restructuring charges and impairments (8.6) (2.8) (5.8) Unallocated currency exchange (losses) gains on debt 11.4 12.0 (0.6) Stock-based compensation expense (13.8) (13.8) - Start-up costs (24.5) (24.5) - Favorable (unfavorable) metal price lag 37.2 33.7 3.5 Loss on extinguisment of debt - - - Other (40.4) (24.4) (16.0) EBITDA 225.2 154.0 71.2 Interest expense, net (108.1) (107.4) (0.7) Benefit from (provision for) income taxes 127.6 129.5 (1.9) Depreciation and amortization (157.6) (123.2) (34.4) Income from discontinued operations, net of tax - 34.2 (34.2) Net (loss) income attributable to Aleris Corporation 87.1 87.1 - Net income (loss) from discontinued operations attributable to noncontrolling interest 0.9 0.9 - Net (loss) income 88.0$ 88.0$ -$ For the year ended December 31, 2014